1 Sprague Resources LP Quarterly Investor Update May 8, 2017 Exhibit 99.1

2 Safe Harbor Quarterly Investor Update: This presentation contains unaudited quarterly results which should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year. Forward-Looking Statements: Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or “continue,” and similar references to future periods. However, the absence of these words does not mean that a statement is not forward looking. Descriptions of our objectives, goals, plans, projections, estimates, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management and other statements of future events or conditions are also forward looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual future results and financial condition may differ materially from those indicated in the forward- looking statements. These forward-looking statements involve risks and uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition for our products or services; changes in supply or demand for our products; changes in operating conditions and costs; challenges in integrating acquired assets; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor issues; the legislative or regulatory environment; terminal construction repair/delays; nonperformance by major customers or suppliers; litigation, and political, economic and capital market conditions, including the impact of potential terrorist acts and international hostilities. For a more detailed description of these and other risks and uncertainties, please see the “Risk Factors” section in our most recent Annual Report on Form 10-K and/or most recent Form10-Q, Form 8-K and other items filed with the U.S. Securities and Exchange Commission “SEC” and also available in the “Investor Relations” section of our website www.spragueenergy.com. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: In this presentation, and in statements we make in connection with this presentation, we refer to certain historical and forward looking financial measures not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP measures include adjusted gross margin, EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio, permanent leverage ratio, and liquidity. For more information on the non-GAAP measures used in this presentation, including definitions and reconciliations with comparable GAAP financial measures, please refer to the Non-GAAP Measures in the Appendix at the end of this presentation.

3 Sprague Overview Sprague was founded in 1870 and has grown to become one of the largest suppliers of energy and materials handling services to commercial and industrial customers in the northeast United States and Quebec Sprague’s business is diverse and unique in the MLP space– • Control 20 terminals with 14.4 million barrels of refined product storage, annually marketing 1.4 billion gallons (1) • Market natural gas in 13 states, supplying 63 Bcf of gas annually (1) • Handle 2.5 million short tons and 276 million gallons annually of third-party bulk and liquid materials across our docks in 13 terminals (1) Sprague seeks to deliver increasing distributions to investors by growing distributable cash flow per unit through four primary business strategies: • Making accretive terminal and marketing/distribution business acquisitions • Achieving organic growth in existing business segments • Limiting exposure to commodity price volatility and credit risk • Maintaining operational excellence with safe, cost-effective operations and environmental stewardship (1) As of March 31, 2017 on TTM basis

4 Key Considerations Outstanding operating performance has resulted in 1.6x distribution coverage(1) Strong balance sheet, permanent leverage(1) of 2.6x Year over year quarterly distribution growth of 11% Supply teams are experts in unique Northeast logistical challenges Product and service innovations have generated incremental margins Long history of safe, cost-effective operations and environmental stewardship Materials Handling business is 100% fee-based, with typically multi-year contracts More than 50% of Refined Product sales are made under contract with customers Opportunity to enhance Natural Gas contract base margins by optimization activities Strong track record of successful acquisitions Recent acquisitions offer opportunity to leverage legacy skills and investments Executing on organic growth projects at compelling effective multiples Terminaling, Logistics and Marketing Expertise Contract-Based Income with Upside Potential Financial Strength Visible Growth Prospects (1) As of March 31, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

5 Investing to Drive Growth 2010 to Present Sprague’s History of Growth • Acquired leading transportation fuels supplier in NYC metro area and expanded into delivered fuels business • Invested in capabilities to offer material handling services in paper/forest products industry • First supplier to offer biodiesel products in the Northeast • Additional natural gas acquisitions propelled down-market expansion to smaller commercial customers • Purchase of Kildair terminal on St. Lawrence river terminal expands footprint into Canada • Transitioned product offering to residual fuel oils, modifying coal terminals to handle new liquids • Maintained reputation as leading industrial energy supplier through multi-source Btu product offering • Sprague family sold business to Royal Dutch Shell in 1970 • Axel Johnson Inc. purchased Sprague in 1972 • Expanded into distillate fuels and serving wholesale segment • Offered customers access to gasoline • Entered natural gas marketing business, once again serving industrial account base with new Btu source • Leveraged refined product terminals for new materials handling business in coal, gypsum, and road salt • Expanded materials handling business to include liquids such as asphalt • Founded in Boston in 1870 by CH Sprague • Major coal supplier into the Northeast US, helping to fuel America’s industrial revolution • Fleet of steamship vessels allowed worldwide coal procurement and distribution network • Coal supplier to US Fleet in WWI and WWII Fueling America’s Growth 1870 to 1950 Evolving to Meet New Fuel Needs 1950 to 1985 Expanding the Product Offering 1985 to 2000 New Geographies and Capabilities 2000 to 2010 • Refined products growth powered by expanded third-party terminal presence and investments in Real- Time® pricing platform • Initial Public Offering in late 2013 • Geographical footprint expands with key terminal purchases in NYC, Western MA and Providence, RI • Natural gas acquisitions allow Sprague to serve smaller volume commercial accounts across a wider footprint

6 Sprague Acquisition History 2001 2003 2005 2007 2009 2011 2013 2015 2017 Mt. Vernon, NY $1.1 mm New Bedford, MA $12.1 mm Portland, ME $5.8 mm Sprague has invested nearly $600 million(1) in acquisition growth since 2000 primarily through non- auction processes that leverage its network of relationships Everett, MA $0.7mm RAD Energy $23.6 mm Searsport, ME (expansion) $0.5 mm Houston Energy Services $6.7 mm Refined Products Natural Gas Materials Handling Kildair (expansion) $4.7 mm Bridgeport, CT $20.7 mm Kildair (50%) $71.9 mm Kildair (50%) $27.5 mm Albany, NY (expansion) $3.4 mm Metromedia Energy $22.0 mm Bronx, NY and Castle Oil $56.0 mm Hess Commercial $0 Kildair (dropdown) $175 mm (1) Note: Amounts shown exclude consideration paid for working capital. Sprague signed long term operating leases for control of key refined products terminal positions in the Providence, RI and New Haven, CT markets in April and July of 2014 and subsequently acquired the Providence, RI Capital terminal in February 2017. Santa Buckley NG $17.5 mm Global NG $17.3 mm L.E. Belcher $20 mm Carbo $70 mm Capital $23 mm

7 Refined Products Business Exploration / Production Refining Transportation Storage Commercial / Industrial Example Customers • Jobbers/Distributors • Municipalities • Manufacturers • Industrial Users • Transit Authorities • Property Managers Wholesale Activities Sprague purchases, transports, stores and markets distillates, unbranded gasoline, residual fuel oil and asphalt to wholesalers, resellers and commercial customers. Of our total volume sold in 2016, distillate sales accounted for 73%, gasoline accounted for 13% and residual fuel oil and asphalt accounted for approximately 14%.

8 Natural Gas Business • Power Generation • Manufacturing • Retail • Education • Government • Commercial Real Estate • Health Care Exploration / Production Processing Transportation Storage Local Distribution (Utility) Example Customers • Schedules delivery on major pipelines • Delivers gas to utilities and/or customers directly • Bills customers for supply • Provides value-added products and services Activities Sprague sells natural gas and related delivery services to industrial, commercial, institutional and government customers.

9 Materials Handling Business Offload Wood Pulp Offload Windmill Components Store Asphalt Rail, Truck, Ship Store Newsprint Source New England, Canada Source South America, Europe, Asia, Canada Customers Domestic Paper Mills Transport Ship Transport Export to Final Destination Load Crude Oil Load Gypsum Transport Activity ExamplesINBOUND OUTBOUND Sprague utilizes its waterfront terminal network to offload, store and prepare for delivery a wide variety of liquid, bulk and break bulk materials on long-term, predominantly fee-based contracts.

10 Heating Oil 43% Diesel Fuel 28% Residual Fuel and Asphalt 14% Gasoline 13% Other Distil lates 2% Adjusted Gross Margin(1) for Year Ended 2016: $259 million Refined Products Volume by Product Segment: 2016 Materials Handled by Category: 2016 Refined Products 55% Natural Gas 24% Materials Handling 18% Earnings Diversity Other 3% Liquid Bulk: - Crude oil - Refined products - Asphalt - Clay slurry Dry Bulk: - Salt - Petroleum coke - Gypsum - Coal Break Bulk: - Wood pulp - Paper Heavy Lift: - Windmill components - Generators (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

11 Terminal Network (1) As of March 31, 2017 (2) Does not include ~2.1 million barrels of storage capacity (48 storage tanks) currently out of service and not necessary for current operations (3) Includes the Carbo acquisition (closed on April 18, 2017) Storage and Marketing Metrics (1) Storage Tanks 216 Tank Capacity (2) 14.4 million barrels ~ TTM Volume 33 million barrels (3) (3)

12 $0.08 $0.06 $0.08 $0.09 $0.10 $0.10 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 2011 2012 2013 2014 2015 2016 Refined Products Advantages • One of the largest independent wholesale distributors of refined products in the Northeast US and Canada • Access to marine, rail and truck supply sources • Multiple storage tanks and automated truck loading equipment, blending and fuel additive injection systems capable of producing specialized fuel and asphalt • Long history of safe, cost-effective operations and environmental stewardship Asset Network Marketing Strength • Logistics and supply expertise keep terminals supplied in the most adverse conditions, earning reputation for reliability • Diverse product mix of heating oil, diesel fuel, unbranded gasoline, residual fuel oil, asphalt, kerosene, jet fuel and biofuels • Broad customer portfolio of wholesalers, distributors, federal and state agencies, municipalities, regional transit authorities, industrial companies, real estate managers, educational institutions and marine fuel consumers • Sprague Real-Time® pricing platform generating high percentage of contracted customer sales • Customized fuel management services including onsite bulk fuel supply construction and fleet card payment capabilities • Convenient access to customer service personnel, sales representatives and online account information Refined Products Adjusted Unit Margin (1) ($/gallon) Representative “Throughput Model” Margin (2) Sprague’s large and strategically located physical system supports a marketing business model built on supply and logistics expertise, coupled with product and service innovations, which we believe generates superior returns on the asset base over time as compared to a traditional throughput model (2) Source: Sprague (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

13 L.E. Belcher asset purchase completed February 1, 2017 • Expands Sprague’s Northeast footprint • Secures a significant wholesale and commercial presence in Western, MA • Adds 295,000 barrels of pipeline supplied storage, the largest distillate position in the I-91 corridor • Purchase price of $20 million, expected to generate $3 to $4 million to adjusted EBITDA1 and be accretive to unitholders Capital Terminal purchase completed February 10, 2017 • Secures access to a strategic terminal location in East Providence previously leased by Sprague • Adds 1 million barrels of deep water storage • Total investment of $11 million converts 500,000 barrels of storage to gasoline and enables optimization of distillate storage at our existing Providence terminal • Expands gasoline throughput and Materials Handling business, increasing ratable cash flow • Purchase price of $23 million, expected to add $6 million to adjusted EBITDA1 and be accretive to unitholders Carbo Terminals asset purchase completed April 18, 2017 • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Adds 157,000 barrels of pipeline and barge supplied storage • Expected to generate approximately $8 to $10 million of adjusted EBITDA1 annually • (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations Refined Products – Acquisition Growth

14 Terms • On 2/1/2017, Sprague completed the purchase the Springfield, MA refined product terminal assets and associated wholesale/commercial fuels businesses of L.E. Belcher, Inc. • Purchase price of $20 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview • Two distillate terminals and one distillate storage facility in Springfield, MA with 295,000 barrels of combined capacity • Largest distillate storage capacity in key I-91 corridor market • Pipeline supplied terminals from New Haven harbor, offering opportunity to leverage Sprague’s logistics expertise • Wholesale and commercial businesses will extend and strengthen Sprague brand in core Northeast market through proprietary distillate marketing opportunities • Assets and associated businesses expected to generate approximately $3 to $4 million in adjusted EBITDA(1) annually L.E. Belcher Terminal - Refined Products (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

15 L.E. Belcher Extends Sprague Inland (1) As of March 31, 2017 (2) Does not include ~2.1 million barrels of storage capacity (48 storage tanks) currently out of service and not necessary for current operations (3) Includes the Carbo acquisition (closed on April 18, 2017) Storage and Marketing Metrics (1) Storage Tanks 216 Tank Capacity (2) 14.4 million barrels ~ TTM Volume 33 million barrels (3) (3) L.E. Belcher Assets • 295,000 barrels of distillate storage in Springfield, MA • Strongest distillate terminal position in western MA market • Supplied via pipeline from deep water New Haven, CT • Wholesale/Commercial fuels business deepens Sprague presence in core New England market

16 Capital Terminal - Refined Products / Materials Handling Terms • On 2/10/2017, Sprague completed the purchase the East Providence, RI refined product terminal asset of Capital Terminal Company • Purchase price of $22 million(2) in cash, funded with cash on hand and credit facility borrowings Asset overview and growth capital investments • East Providence, RI terminal – 1 million barrels of deep water distillate storage • $8 million investment will convert 500,000 barrels of East Providence storage to gasoline and ethanol service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier • Ratable fee for service contract with minimum guarantees • $3 million Providence terminal investment to optimize distillate storage and expand materials handling capabilities • Transaction and associated expansion capital investments expected to generate $6 million in adjusted EBITDA(1) annually as minimum handling volumes increase over the first five years (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

17 Sprague’s Enhanced Asset Base in Providence Providence • 500,000 barrels of storage • Proprietary distillate marketing • Liquid bulk materials handling services • $3 million expansion capex investment planned for 2017 • Investment optimizes distillate storage in Providence market and allows expanded materials handling service at terminal East Providence • 1 million barrels of storage capacity • $8 million expansion capex investment planned for 2017 • Upgrading half of storage capacity to gasoline and ethanol storage service • Investment backed by long term gasoline storage and handling agreement with multi-national branded supplier

18 Carbo Terminals Refined Products Transaction Terms • On 4/18/2017, Sprague completed the purchase the Lawrence and Inwood, NY refined product terminal assets and associated refined products marketing business of Carbo Industries, Inc. and Carbo Realty, LLC (collectively “Carbo”) • Total consideration approximately $70(2) million, plus inventory and other customary items, comprised of approximately $30 million in SRLP units, $10 million in cash paid at closing, and the balance in cash, paid ratably over ten years • Accretive to unitholders Assets overview • The two terminals have a combined gasoline and distillate capacity of 157,000 barrels • Secures significant gasoline throughput agreements with branded majors in key New York City market • Throughput revenue provides ratable cash flow further mitigating the impact of weather • Creates an opportunity to secure gasoline exchange agreements, expanding our product slate in other key markets • Combined annual throughput expected to be the largest in Sprague’s terminal network • Pipeline and barge supplied terminals allowing Sprague to leverage existing supply and logistics capabilities • Business expected to generate approximately $8 to $10 million of adjusted EBITDA1 annually (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

19 Sprague’s Expands Network in key New York Market Inwood, NY •25,000 Barrels of Distillate Storage •Fast access and low wait times •Preferred location for heating oil retailers •Supplied via Buckeye Pipeline Lawrence, NY •132,000 Barrels of Gasoline and Distillate storage •Multiple throughput agreements with branded gasoline majors and unbranded gasoline marketers •Additive injection capabilities to serve gasoline customers and offer premium distillate motor fuels •Supplied via Buckeye Pipeline, barge, or truck •Home to Sprague’s trucking operations for the past eight years

20 $0.45 $0.54 $0.78 $1.02 $0.90 $1.01 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2011 2012 2013 2014 2015 2016 Natural Gas Advantages • Sizeable market presence of approximately 18,000 commercial and industrial service locations throughout the Northeast and Mid-Atlantic states • Diverse portfolio of industrial customers in the pulp and paper, chemical, pharmaceutical and metal sectors. Commercial customer examples include hospitals, universities, municipalities, government agencies, apartment buildings and retail stores of varying size • Wide range of pricing options available to meet various customer budget and payment needs, unlike utility providers • Convenient access to customer service personnel, sales representatives and online account information • Dual-fuel capabilities (gas or oil) during periods of price arbitrage or supply dislocations • Electricity brokerage platform rounds out the customer offering to include liquid fuel, natural gas and power supply Marketing Strength Supply and Scheduling Expertise • All gas supply and scheduling to customer is coordinated by Sprague employees with deep local market knowledge • Portfolio of supply contracts, pipeline transportation capacity leases, storage leases and other physical delivery services over various terms on all major pipeline systems into Sprague’s footprint provide guaranteed supply for customers • Supply portfolio flexibility and diversity offers arbitrage opportunities for margin expansion above base contract levels Sprague believes a marketing model built on supply and logistics expertise, coupled with product and service innovations, generate superior returns on the asset base over time as compared to wholesale supply services Natural Gas Adjusted Unit Margin (1) ($/MMBtu) Representative Wholesale Supply Services Margin (2) (2) Source: Sprague (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

21 Natural Gas Service Area Sprague transportation rights: (1) As of March 31, 2017 Supply and Marketing Metrics (1) Pipelines 18 States/Utilities 13/42 ~ TTM MMBtus 63,105,000 ~ Customer Locations 18,000

22 Natural Gas – Acquisition Growth Terms • On 2/1/2017, Sprague completed the purchase of the natural gas marketing and electricity brokering business assets of subsidiaries of Global Partners LP (NYSE: GLP) • $17.3 million(2) total cash purchase price, funded with cash on hand and credit facility borrowings Assets overview • Global’s natural gas and electricity businesses consist of supply agreements to approximately 4,000 commercial, industrial, municipal and institutional customer locations across six states (NY, NJ, MA, RI, NH, ME) within Sprague’s current footprint • Acquired portfolio of customer supply contracts represents approximately 8 Bcf of annual natural gas demand • Electricity brokerage contracts represent nearly 1 billion kWh of annual demand • Deepens Sprague’s penetration of core market footprint and customer base • Leverages Sprague’s gas supply and scheduling expertise, offering more opportunities for improved economics through optimization • Expected annual adjusted EBITDA(1) run rate of $3 million • Purchase financed through existing acquisition facility liquidity (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Excludes consideration paid for working capital

23 Sprague’s Strengthened Natural Gas Footprint Key transaction considerations • Purchase continues to build scale for Sprague’s natural gas and electricity business in existing New England footprint • Transaction leverages Sprague’s existing marketing, supply and back office investments • Opportunity to sell liquid fuels to customers with dual-fuel capabilities Acquired portfolio statistics • 4,000 natural gas and electricity customer locations • 8 Bcf of annual gas demand • 1 billion kWh of annual electricity brokerage • New York, New Jersey, Massachusetts, Rhode Island, New Hampshire, Maine

24 Materials Handling Advantages Sprague’s materials handling business has historically produced steady fee-based cash flows backed by long term contracts, leveraging existing refined products terminals and workforce Materials Handling Adjusted Gross Margin (1) ($ in millions) • Network of waterfront terminals from New York to New England and Quebec, offering customers unparalleled import/export access to the densely populated Northeast corridor, Great Lakes and St. Lawrence Seaway • Liquid storage capacity for crude oil, refined products, asphalt and other industrial liquids. Outdoor laydown space (pad storage) for bulk aggregates and large construction project cargo. Indoor warehouse capacity for break bulk materials • Intermodal access to terminals by ocean vessels, rail and truck. Crude handling capability via direct access to CN railroad Premier Asset Locations(2) Leveraged Workforce and Capabilities • Ten terminals capable of handling both liquid petroleum products in service to the refined products business as well as providing third-party materials handling services • Diverse set of services offered including ship handling, crane operations, pile building, warehousing, scaling and potential transportation to the final customer • Long history of safe, cost-effective operations and environmental stewardship $28.4 $32.3 $28.4 $37.8 $45.6 $45.7 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 2012 2013 2014 2015 2016 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) Refer to Terminal Network slide for additional details

25 Liquid Finger Dock Rail Transfer Pad Nacelles Road Salt Pads Clay Slurry Rail connection to CP, CMQ and Pan Am Liquid Finger Dock Dry Bulk Dock Food Grade Warehouses Available for Development Blades Hopper Coal / Petcoke Third Party Tanks Third Party Tanks Storage for Sprague or Third-Party Use Summary Specifications Tank Shell Capacity 17 Tanks 1,140,700 Bbls Dry Bulk Storage 90,000 ft2 Covered 857,000 ft2 Bulk Pad Total Acreage 157 Acres Unloading Blades Terminal Example - Searsport, Maine

26 Materials Handling – Organic Growth River Road Terminal Expansion • $800,000 expansion capital project to upgrade dock capabilities and expand existing service offering • $5.5 million expansion capital project to convert three tanks to asphalt storage • Asphalt conversion is backed by a long-term storage and handling agreement with take or pay minimums • Completion targeted for Q2 2017 Providence Terminal Expansion • Terminal optimization opportunity created by the acquisition of the Capital Terminal in East Providence • $3.3 million expansion capital project to convert two storage tanks to road grade asphalt • Backed by a long-term storage and handling agreement with take or pay minimums • Completion targeted for Q3 2017

27 $0.36 $0.41 $0.46 $0.51 $0.56 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 Sprague Resources LP (SRLP) Overview Distribution Per UnitInvestment Highlights as of May 8, 2017(1) Ticker SRLP Exchange NYSE SRLP Price Per Unit $26.15 Total Units Outstanding 22.5 million Market Capitalization $590 million 1Q 2017 Distribution Per Unit $0.5925 Annualized 4Q 2016 Distribution Per Unit $2.37 Yield 9.1% • Adjusted EBITDA guidance range of $115 to $130 million (3) • DCF Maintenance capex $14 to $17 million; Cash interest expense $25 to $29 million • Expansion capex range of $19 to $22 million • Operating expense range of $69 to $74 million • SG&A expense range of $90 to $95 million • Expect to grow distributions by 1.5 cents/unit per quarter through 2019 Full Year 2017 Guidance as of May 8, 2017(2) $ / Unit $0.4275 $0.4425 $0.4575 $0.4725 $0.4875 $0.5025 $0.4125 $0.5175 (1) Source: MarketView, Sprague. (2) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations Assumes no future acquisitions, normal weather and market conditions (3) Sprague does not provide guidance on expected net income (loss) (the GAAP financial measure most directly comparable to adjusted EBITDA) due to the inherent difficulty and impracticality of forecasting certain amounts required by GAAP such as unrealized gains and losses on derivative hedges $0.5325 $0.5475 $0.5625 $0.5775 $0.5925

28 Financial Strengths Outstanding operating performance has resulted in 1.6x distribution coverage(1) Year over year quarterly distribution growth of 11% Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 Permanent leverage ratio(1) of 2.6x, at the low end of the 2.5x to 3.5x target range Excess cash flows used to pay down debt and naturally de-lever balance sheet Supportive credit facility with ample liquidity available to fund meaningful growth Ability to finance near term acquisition and capex growth without an equity raise Accretive organic capex projects typically funded with internal operating cash flows Business success not dependent on energy price levels Product slate continues to evolve to meet customer’s energy requirements Lower commodity prices decrease W/C requirements and interest expense Low Leverage Strong Coverage Business Model Room to Fund Growth Organically (1) As of March 31, 2017 on a TTM basis. See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations

29 $29.9 $40.1 $74.9 $89.7 $79.1 $40.1 2.7X $0 $20 $40 $60 $80 $100 2012 2013 2014 2015 2016 YTD Q1 2017 Minimum Distribution Excess Cash $139.4 $189.0 $245.0 $276.0 $259.3 $90.4 $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 YTD Q1 2017 Refined Products Natural Gas Materials Handling Other $49.8 $76.2 $105.3 $110.4 $109.0 $47.3 $0 $20 $40 $60 $80 $100 $120 2012 2013 2014 2015 2016 YTD Q1 2017 Financial Performance Adjusted EBITDA(1) Q1 2017 Highlights Adjusted Gross Margin(1) Distributable Cash Flow and Coverage Ratio(1)(2) ($ millions) ($ millions) ($ millions) 0.9x 1.2x 2.1x 2.1x 1.6x (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) The presented period 2012 is pro forma per page 56 in Sprague’s S-1 Prospectus. 2013 is a pro forma calculation as presented in Sprague’s March 13, 2015 earnings press release. • Strong performance has resulted in 1.6x distribution coverage (1) on TTM basis • Eleven consecutive quarters of distribution growth • Year over year quarterly distribution growth of 11% • Consistent distribution growth guidance of 1.5 cents/unit per quarter through 2019 • Permanent leverage ratio (1) of 2.6x, at the low end of the 2.5x to 3.5x target range

30 Sprague Condensed Consolidated Balance Sheet (In thousands) (1) 3/31/17 12/31/16 Assets Current assets: Cash and cash equivalents $ 14,506 $ 2,682 Accounts receivable, net 196,466 221,954 Inventories 224,288 318,899 Fair value of derivative assets 64,030 66,858 Other current assets 32,341 43,316 Total current assets 531,631 653,709 Property, plant, and equipment, net 257,921 251,101 Intangibles and other assets, net 90,700 37,114 Goodwill, net 70,550 70,550 Total assets $ 950,802 $ 1,012,474 3/31/17 12/31/16 Liabilities and unitholders’ equity Current liabilities: Accounts payable and accrued liabilities $ 134,271 $ 186,681 Fair value of derivative liabilities 47,251 95,339 Due to General Partner and affiliate 9,581 14,218 Current portion of working capital facilities 92,516 153,603 Current portion of capital leases and other debt 1,311 1,358 Total current liabilities 284,930 451,199 Working capital facilities – less current portion 148,684 156,733 Acquisition facility 302,900 245,400 Long-term capital leases and other debt 3,883 4,165 Other liabilities 34,138 29,540 Total liabilities 774,535 887,037 Unitholders’ equity 176,267 125,437 Total liabilities and unitholders’ equity $ 950,802 $ 1,012,474 (1) A full consolidated balance sheet can be found in Sprague’s Annual Report Form 10-K filed with the SEC on March 10, 2017 and Form 10-Q filed on May 8, 2017 and other subsequent filings with the SEC available in the “Investor Relations” section of our website www.spragueenergy.com

31 $0 $200 $400 $600 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Acquisition Line Working Capital Facility $555 (in millions) Debt Liquidity (1) (2) Acquisition Facility $303 $247 Credit Facility, Liquidity and Permanent Leverage (in millions) Debt Liquidity (1) Working Capital Facility $241 $151 Total Facility Size - $1.6 billion (Committed 4 years, expiring April 2021) Debt and Liquidity(1) as of March 31, 2017 T otal Deb t Permanent Leverage Ratio(1) $527 (1) See Appendix for presentation of the most comparable GAAP financial measure and Non-GAAP reconciliations (2) As of May 8, 2017, after closing on the Carbo transaction, the Acquisition Facility Liquidity was $237 million $428 2.6x $564 $544 • $1.05 billion Working Capital facilities (includes $100 million multicurrency Working Capital facility) • $550 million Acquisition facility • Accordions: • Combined Working Capital facilities - $270 million • Acquisition facility - $200 million • Maximum size, subject to certain conditions, is $2.2 billion (including optional contango facility of $125 million) • Significant capacity and liquidity to finance our ongoing business requirements and growth • JPMorgan Chase is Administrative Agent (Syndicate of 20 Diverse Lenders)

32 Appendix

33 Summary Unaudited Financial Data

34 Volume, Net Sales and Adjusted Gross Margin

35 Reconciliation of Non-GAAP Measures

36 Reconciliation of Non-GAAP Measures

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